UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2005

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

Imagis Technologies Inc.

1630 – 1075 West Georgia Street
Vancouver, British Columbia
Canada V6E 3C9

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01

Regulation FD Disclosure.

Attached as Exhibit 99.1 to this report is a press release dated September 2, 2005.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: September 2, 2005

By:

“Roy Trivett”

Roy Trivett

President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1

Press Release dated September 2, 2005

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

VISIPHOR REACHES SETTLEMENT WITH OSI SYSTEMS

VANCOUVER, CANADA, September 2, 2005 – Visiphor Corporation (“Visiphor”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) is pleased to announce today it has reached a settlement in a long standing dispute with OSI Systems of Hawthorne, California. The terms of the settlement include a series of payments from Visiphor to OSI totaling $400,000 (US). The first payment of US$100,000 has been made and the remaining two payments of US$125,000 and US$175,000 will be made on October 31, 2005 and December 31, 2005, respectively. The settlement is more than the previously recorded liability amount by US$150,000. Management felt that absorbing this cost now was far better than the incurring the significant costs and risks associated with arbitrating the matter.

Roy Trivett Visiphor’s President and CEO commented, “I am extremely pleased to have this matter amicably retired. The pending drain on management time and the financial resources of the company were major considerations in reaching this settlement. A large part of the negative impact had already been recorded in our books and the overall positive effect is very good for Visiphor shareholders.”

About Visiphor

Based in Vancouver, British Columbia, Visiphor specializes in developing and marketing software products that enable integrated access to applications and databases. The company also develops solutions that automate law enforcement procedures and evidence handling. These solutions often incorporate Visiphor’s proprietary facial recognition algorithms and tools. Using industry standard “Web Services”, Visiphor delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Numerous production deployments of BIE have demonstrated remarkable reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly successful deployments in the United States and Canada. Visiphor’s booking and facial recognition systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East. Visiphor is a Microsoft Certified Partner. For information about Imagis or the company’s products and services, please refer to www.visiphor.com.

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ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”

President and CEO, Visiphor Corporation

Media Inquiries:

Eric Westra - Manager, Marketing & Communications

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 226

E-mail: eric.westra@visiphor.com

Investor Inquiries:

Rick Peterson – VP Capital Markets

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 223

E-mail: rick.peterson@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Imagis Technologies Inc.’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.